Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of SuperMedia Inc., hereby constitute and appoint CODY WILBANKS and TARA MACKEY, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place, and stead, in any and all capacities, to sign or cause to be signed electronically, a Registration Statement on Form S-8 (the “Registration Statement”) together with all necessary exhibits, and any and all amendments (including post-effective amendments, exhibits thereto, and other documents in connection therewith) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith (including any registration statement relating to the Registration Statement and filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”)), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

This Power of Attorney shall include Annex 1 attached hereto which is hereby incorporated by reference.

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IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of February 25, 2010.

/s/ Robin Domeniconi
Robin Domeniconi

STATE OF NEW YORK	§
§
COUNTY OF NEW YORK	§

BEFORE ME, the undersigned Notary Public in and for the State of New York, on this day personally appeared Robin Domeniconi, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 25th day of February, 2010.

/s/ Jennifer Outridge
Notary Public in and for the State of New York
My Commission Expires:	04-14-2012

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ACKNOWLEDGEMENT OF APPOINTMENT OF ATTORNEYS-IN-FACT

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Power of Attorney as of this 25th day of February, 2010.

/s/ Cody Wilbanks
Cody Wilbanks
Attorney-in-fact

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

BEFORE ME, the undersigned Notary Public in and for the State of Texas, on this day personally appeared Cody Wilbanks, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 25th day of February, 2010.

/s/ Belinda K. Belew
Notary Public in and for the State of Texas
My Commission Expires:	March 21, 2013

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Power of Attorney as of this 25th day of February, 2010.

/s/ Tara D. Mackey
Tara D. Mackey
Attorney-in-fact

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

BEFORE ME, the undersigned Notary Public in and for the State of Texas, on this day personally appeared Tara D. Mackey, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 25th day of February, 2010.

/s/ Belinda K. Belew
Notary Public in and for the State of Texas
My Commission Expires:	March 21, 2013

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Annex 1

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document,

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or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

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POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of SuperMedia Inc., hereby constitute and appoint CODY WILBANKS and TARA MACKEY, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place, and stead, in any and all capacities, to sign or cause to be signed electronically, a Registration Statement on Form S-8 (the “Registration Statement”) together with all necessary exhibits, and any and all amendments (including post-effective amendments, exhibits thereto, and other documents in connection therewith) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith (including any registration statement relating to the Registration Statement and filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”)), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

This Power of Attorney shall include Annex 1 attached hereto which is hereby incorporated by reference.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of February 25, 2010.

/s/ John Slater
John Slater

STATE OF NEW YORK	§
§
COUNTY OF NEW YORK	§

BEFORE ME, the undersigned Notary Public in and for the State of New York, on this day personally appeared John Slater, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 25th day of February, 2010.

/s/ Esperanza Coffie
Notary Public in and for the State of New York
My Commission Expires:	September 14, 2013

ACKNOWLEDGEMENT OF APPOINTMENT OF ATTORNEYS-IN-FACT

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Power of Attorney as of this 25th day of February, 2010.

/s/ Cody Wilbanks
Cody Wilbanks
Attorney-in-fact

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

BEFORE ME, the undersigned Notary Public in and for the State of Texas, on this day personally appeared Cody Wilbanks, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 25th day of February, 2010.

/s/ Belinda K. Belew
Notary Public in and for the State of Texas
My Commission Expires:	March 21, 2013

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Power of Attorney as of this 25th day of February, 2010.

/s/ Tara D. Mackey
Tara D. Mackey
Attorney-in-fact

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

BEFORE ME, the undersigned Notary Public in and for the State of Texas, on this day personally appeared Tara D. Mackey, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 25th day of February, 2010.

/s/ Belinda K. Belew
Notary Public in and for the State of Texas
My Commission Expires:	March 21, 2013

Annex 1

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.